Exhibit 99
                    Form 4 Joint Filer Information

Name:                                OCM GW Holdings, LLC

Address:                             333 South Grand Avenue, 28th Floor
                                     Los Angeles, CA  90071

Designated Filer:                    Oaktree Capital Management, LLC

Issuer & Ticker Symbol               GulfWest Energy, Inc. (GULF)

Date of Event Requiring Statement    February 28, 2005

Signature:                           OCM GW HOLDINGS, LLC

                                     By:  OCM Principal Opportunities Fund III,
                                     L.P., its managing member

                                     By: OCM Principal Opportunities Fund III
                                     GP, LLC, its general partner

                                     By: Oaktree Capital Management, LLC, its
                                     managing member

                                     By:
                                        ---------------------------------------
                                     Name: B. James Ford
                                     Title:

Name:                                OCM Principal Opportunities Fund III, L.P.

Address:                             333 South Grand Avenue, 28th Floor
                                     Los Angeles, CA  90071

Designated Filer:                    Oaktree Capital Management, LLC

Issuer & Ticker Symbol               GulfWest Energy, Inc. (GULF)

Date of Event Requiring Statement    February 28, 2005

Signature:                           OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

                                     By: OCM Principal Opportunities Fund III
                                     GP, LLC, its general partner

                                     By: Oaktree Capital Management,LLC, its
                                     managing member

                                     By:
                                        ---------------------------------------
                                     Name: B. James Ford
                                     Title:

Name:                                OCM Principal Opportunities Fund III GP,
                                     LLC

Address:                             333 South Grand Avenue, 28th Floor
                                     Los Angeles, CA  90071

Designated Filer:                    Oaktree Capital Management, LLC

Issuer & Ticker Symbol               GulfWest Energy, Inc. (GULF)

Date of Event Requiring Statement    February 28, 2005

Signature                            OCM PRINCIPAL OPPORTUNITIES FUND III GP,
                                     LLC

                                     By: Oaktree Capital Management, LLC, its
                                     managing member

                                     By:
                                        ---------------------------------------
                                     Name: B. James Ford
                                     Title: